Net Loss Per Share (Tables)	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Schedule of computation of diluted net loss per share
	Year Ended December 31,
	2021	2020
Stock options to purchase common stock	6,796,114	5,221,283
Unvested restricted stock	50,000	125,000
Preferred shares on an as-converted basis	21,671,491	21,671,491
Class F shares an as-converted basis	8,372,143	8,372,143
Shares issuable upon exercise of warrants	60,000	60,000
Total	36,949,748	35,449,917